Joint Filer Information

Names:
Deerfield Mgmt III, L.P., Deerfield Mgmt, L.P.,  Deerfield Management Company, L.P.,
Deerfield Private Design Fund III, L.P., Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P.

Address:	780 Third Avenue, 37th Floor New York, NY 10017

Designated Filer:	James E. Flynn

Issuer and Ticker Symbol:	Alimera Sciences, Inc. [ALIM]

Date of Earliest Transaction Required To be Reported:	October 22, 2015

The undersigned, Deerfield Mgmt III, L.P., Deerfield Mgmt, L.P.,  Deerfield Management Company, L.P. , Deerfield Private Design Fund III, L.P.,  Deerfield Special Situations Fund, L.P., Deerfield Private Design Fund II, L.P. and Deerfield Private Design International II, L.P., are jointly filing the attached Statement of Changes in Beneficial Ownership on Form 4 with James E. Flynn with respect to the beneficial ownership of securities of Alimera Sciences, Inc.

Signatures:

DEERFIELD MGMT, L.P. By: J.E. Flynn Capital, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD MGMT III, L.P. By: J.E. Flynn Capital III, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD MANAGEMENT COMPANY, L.P. By: Flynn Management LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD PRIVATE DESIGN FUND III, L.P. By: Deerfield Mgmt III, L.P., General Partner By: J.E. Flynn Capital III, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD SPECIAL SITUATIONS FUND, L.P. By: Deerfield Mgmt, L.P., General Partner By: J.E. Flynn Capital, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact	DEERFIELD PRIVATE DESIGN INTERNATIONAL II, L.P. By: Deerfield Mgmt, L.P., General Partner By: J.E. Flynn Capital, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact
DEERFIELD PRIVATE DESIGN FUND II, L.P. By: Deerfield Mgmt, L.P., General Partner By: J.E. Flynn Capital, LLC, General Partner By: /s/ Jonathan Isler Jonathan Isler, Attorney-In-Fact